AMENDMENT No. 5 TO TERM NOTE

This Amendment to the Term Note (“Amendment No. 5”) is dated January 8, 2016 by and among SofTech, Inc., a Massachusetts corporation with offices at 650 Suffolk Street, Suite 415, Lowell, MA 01854 (the “Borrower”) and EssigPR, Inc., a Puerto Rico corporation and Joe Daly (the “Lender”).

WHEREAS, the Borrower and Lender are parties to that certain Term Note dated October 1, 2014 which was amended through an agreement dated April 2, 2015 (“Amendment”) and on July 15, 2015 (“Amendment No. 2”) and on October 16, 2015 (“Amendment No. 3”) and on November 30, 2015 (“Amendment No. 4”);

WHEREAS, the Term Note, as amended, is due and payable in full on January 10, 2016; and

WHEREAS, the Borrower and Lender have agreed to extend the due date an additional three months to April 10, 2016 or such earlier time as may be mutually agreed between the parties.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree as follows:

1.

Term. Section 6. entitled “Term.” of the Term Note, as amended, shall be amended by changing the due date from January 10, 2016 to April 10, 2016.

All other terms and conditions detailed in the Term Note, as amended, shall remain unchanged.

BORROWER

LENDER

SofTech, Inc.

EssigPR, Inc.

By: /s/ Joseph P. Mullaney

By: /s/ Joseph P. Daly

Its: CEO

Its: CEO

Date: January 8, 2016

Date: January 8, 2016